EXHIBIT 10.15

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT, WHICH HAVE
BEEN REMOVED AND REPLACED WITH AN ASTERISK, HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER
THE SECURITIES ACT OF 1933 AND RULE 24b-2 UNDER THE
SECURITIES EXCHANGE ACT OF 1934.

G U I D A N T

Mr. Robert Rusin                                              December 6, 2004
Vice President Sales & Marketing
Wilson Greatbatch Technology
10,000 Wehrle Drive
Clarence, New York 14031


Subject: Capacitor Forecast

Dear Mr. Rusin

As per our conversation on December 3rd, 2004 and pursuant to the WGT pricing proposal supplement dated November 8, 2004. Guidant is issuing the following intent to procure capacitors from WGT.

Guidant intends to purchase as a minimum, * capacitors (includes all models except *) at a rate of */wk commencing the first week of January 2005 and will remain in effect for the next 25 weeks, at a unit cost of $* each.

It is then our intent to purchase as a minimum * capacitors (includes all models except *) at a rate of */wk for the remaining 26 weeks in 2005 at a unit cost of $* each.

Any additional capacitor orders placed by Guidant during 2005 will be priced per the appropriate subsequent purchase order table relating to a * initial commitment. This table is located in the WGT pricing proposal supplement dated November 8, 2004.

It is our intent, to formalize the above with a written purchase order before the end of December 2004.

Sincerely
Mr. Michael Malecha

/s/ Michael Malecha

Manager Supplier Development
Cardiac Pacemakers Inc./dba Guidant Corporation

Guidant Corporation
Cardiac Rhythm Management
4100 Hamline Avenue North, St. Paul, MN  55112-5798 USA
Tel 651.582.4000  Fax 651.582.4166
www.guidant.com

                    Wilson Greatbatch Technologies, Inc. (WG)
                                Guidant CRM (GDT)

     Supplement to Wet Tantalum Capacitor 04 November 2004 Pricing Proposal

                                08 November 2004

I.            Introduction
              This Supplement outlines a special offer to GDT for capacitor pricing in 2005 only. It is linked to the WG / GDT Wet Tantalum Capacitor 2005 Pricing Proposal dated 04 November 2004 and offers opportunity for additional price discounts to GDT for capacitors purchased under the terms of Option "A". Under the terms of this Supplement, WG is offering additional discounts from pricing offered in the 04 November Proposal if GDT commits to additional level-loaded capacitor volume over specific and defined periods of time. This special pricing offered in this Supplement applies to capacitor models * only. Pricing for capacitor models * remains as offered in the 04 November Proposal.

II.           Execution
              Capacitor pricing established under Option "A" of the 04 November Proposal is dependent upon a Baseline Minimum unit volume commitment made for 2005 by GDT. Under the terms of Option "A", additional orders beyond the initial Baseline Minimum can only be ordered in increments of * units. Additional unit orders may be scheduled for delivery at any time; however, all orders must be delivered and invoiced to GDT before 31 December 2005. Lead-time requirements apply.

              Under the terms of this Supplement, GDT may receive special pricing for models *. Special pricing is offered only if additional unit order volume is level loaded over a defined quarterly basis, thus temporarily increasing the minimum weekly pull rate for an entire quarter or quarters. Lead-time requirements noted under the terms of Option "A" also apply; therefore, an advance commitment by GDT must be made in order to secure the special pricing offered in this Supplement. Additional quantities that are not level-loaded on a quarterly basis (order "spikes") may be ordered under the terms of Option "A" of the 04 November Proposal. Pricing is repeated in the tables in this Supplement.

              Special pricing offered in this Supplement for additional level-loaded capacitor volume commitments beyond a Secured Baseline Minimum unit volume is shown in the tables on pages 2 and 3 of this document. As in the 04 November proposal, pricing for all additional unit volumes is dependent upon the Secured Baseline Minimum commitment made by GDT.

WGT/GDT 2005 Capacitor Pricing Proposal Supplement                   Page 1 of 3
RCR 11/08/04

                         Supplement Pricing - Additional Volume Level-Loaded Over Quarters

----------------------------------------------------------------------------------------------------------------------
Initial Purchase Order                            *
Minimum Weekly Pull Rate                          *
Unit price for Initial P.O.                      $*
Subsequent Purchase Orders
                       Minimum        Option "A"                Supplement Price - Level-Loaded Commitment
                      Quantity           Price         1 Quarter       2 Quarters       3 Quarters       4 Quarters
                      --------           -----         ---------       ----------       ----------       ----------
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Initial Purchase Order                            *
Minimum Weekly Pull Rate                          *
Unit price for Initial P.O.                      $*
Subsequent Purchase Orders
                       Minimum        Option "A"                Supplement Price - Level-Loaded Commitment
                      Quantity           Price         1 Quarter       2 Quarters       3 Quarters       4 Quarters
                      --------           -----         ---------       ----------       ----------       ----------
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Initial Purchase Order                            *
Minimum Weekly Pull Rate                          *
Unit price for Initial P.O.                      $*
Subsequent Purchase Orders
                       Minimum        Option "A"                Supplement Price - Level-Loaded Commitment
                      Quantity           Price         1 Quarter       2 Quarters       3 Quarters       4 Quarters
                      --------           -----         ---------       ----------       ----------       ----------
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Initial Purchase Order                            *
Minimum Weekly Pull Rate                          *
Unit price for Initial P.O.                      $*
Subsequent Purchase Orders
                       Minimum        Option "A"                Supplement Price - Level-Loaded Commitment
                      Quantity           Price         1 Quarter       2 Quarters       3 Quarters       4 Quarters
                      --------           -----         ---------       ----------       ----------       ----------
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
----------------------------------------------------------------------------------------------------------------------

WGT/GDT 2005 Capacitor Pricing Proposal Supplement                                               Page 2 of 3
RCR 11/08/04

----------------------------------------------------------------------------------------------------------------------
Initial Purchase Order                            *
Minimum Weekly Pull Rate                          *
Unit price for Initial P.O.                      $*
Subsequent Purchase Orders
                       Minimum        Option "A"                Supplement Price - Level-Loaded Commitment
                      Quantity           Price         1 Quarter       2 Quarters       3 Quarters       4 Quarters
                      --------           -----         ---------       ----------       ----------       ----------
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Initial Purchase Order                            *
Minimum Weekly Pull Rate                          *
Unit price for Initial P.O.                      $*
Subsequent Purchase Orders
                       Minimum        Option "A"                Supplement Price - Level-Loaded Commitment
                      Quantity           Price         1 Quarter       2 Quarters       3 Quarters       4 Quarters
                      --------           -----         ---------       ----------       ----------       ----------
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Initial Purchase Order                            *
Minimum Weekly Pull Rate                          *
Unit price for Initial P.O.                      $*
Subsequent Purchase Orders
                       Minimum        Option "A"                Supplement Price - Level-Loaded Commitment
                      Quantity           Price         1 Quarter       2 Quarters       3 Quarters       4 Quarters
                      --------           -----         ---------       ----------       ----------       ----------
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Initial Purchase Order                            *
Minimum Weekly Pull Rate                          *
Unit price for Initial P.O.                      $*
Subsequent Purchase Orders
                       Minimum        Option "A"                Supplement Price - Level-Loaded Commitment
                      Quantity           Price         1 Quarter       2 Quarters       3 Quarters       4 Quarters
                      --------           -----         ---------       ----------       ----------       ----------
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
                          *               $*               $*              $*               $*               $*
----------------------------------------------------------------------------------------------------------------------

WGT/GDT 2005 Capacitor Pricing Proposal Supplement                                               Page 3 of 3
RCR 11/08/04

Seils, Janine H (STP)

--------------------------------------------------------------------------------

From:                       Rusin, Robert [RRusin@greatbatch.com]
Sent:                       Thursday, November 04, 2004 12:27 PM
To:                         Seils, Janine H (STP)
Subject:                    Proposal Attached


[WORD ICON]
WGT GDT Cap
Proposal 04NOV04.d.
                           Janine,

Attached is a revised capacitor pricing proposal that reflects the items from our discussion yesterday. New pricing schedules were added for Option "A" to allow for additional unit volume orders after establishment of minimum base volume. Lead times were added to reflect our ability to respond. Note that these key revisions: In this proposal, additional unit volumes must be placed in minimum increments of * units. An incremental order of * offers a more attractive price, but does not get you to the more favorable price level that you would have enjoyed had you made a higher unit volume commitment at the beginning of the year. Also, additional unit volumes beyond baseline are not tied to * month periods. You have flexibility to take them at any time during the calendar year (respecting lead times). Finally, as with the other proposals, there is no opportunity for retro-active pricing (rebate). Call with questions. Thanks.

Bob (WGT GDT Cap Proposal 04NOV04.doc)

                    Wilson Greatbatch Technologies, Inc. (WG)
                                Guidant CRM (GDT)

                  Wet Tantalum Capacitor 2005 Pricing Proposal
                                04 November 2004


I.           Effective Dates
             The pricing shown in this proposal is effective on the latter date of 02 January 2005 or the date of execution of this Agreement. Pricing expires on 31 December 2005.

II.          Execution
             Pricing to be established is dependent upon Guidant's selection of Option "A" or Option "B" outlined below. Option "A" requires an annual Baseline quantity in the form of a secured weekly volume commitment from Guidant. Option "B" does not require an annual Baseline quantity commitment from Guidant. Option "B" pricing is purchase order volume dependent.

III.         Option "A" Terms - Secured Baseline Volume Commitment
             Pricing for individual modes is determined by the Baseline minimum unit volume commitment made by Guidant (annual volume). Total order volume for all models establishes Baseline and is to be indicated on a firm non-cancelable purchase order provided by GDT to WG.

               1. GDT will establish a Baseline volume by making a minimum volume commitment to WG for capacitors per Option "A" Pricing Tables shown below

               2. Minimum volume commitments reflect annual quantities to be shipped to Guidant in minimum weekly increments

               3. Pricing for all volumes of individual models is determined by Option "A" Pricing Tables shown below

               4. Once the Baseline Minimum volume is established, additional quantities may be ordered at a unit price that corresponds to the annual Baseline Minimum volume commitment made by GDT

               5. Additional unit orders beyond initial Baseline Minimum can only be ordered in increments of * units. Additional orders must be secured by a firm non-cancelable purchase order provided by GDT to WG

               6.   A minimum order quantity of * units per model is required

               7.   Orders must be * weeks firm

               8.   Lead time per order as follows:
                    a.   * weeks for increases up to * of annual Baseline
                         Minimum
                    b.   * weeks for increases> * of annual Baseline Minimum

               9. Volume indicated on all firm purchase orders must be delivered and invoiced to GDT before 31 December 2005

               10. Price premium will apply for non-standard termination or packaging

WGT/GDT 2005 Capacitor Pricing Proposal 290CT04                      Page 1 of 3
RCR 11/04/04


                              Option "A" Pricing - Secured Baseline Volume Commitment

----------------------------------------------------------------------------------------------------------------------
                                        Option "A" Unit Pricing for Models *
----------------------------------------------------------------------------------------------------------------------
Initial Purchase Order                     *                         Initial Purchase Order                  *
Minimum Weekly Pull Rate                   *                         Minimum Weekly Pull Rate                *
Unit price for Initial P.O.               $*                         Unit price for Initial P.O.            $*
Subsequent Purchase Orders                                           Subsequent Purchase Orders
                      Minimum            Unit                                           Minimum            Unit
                      Quantity           Price                                          Quantity           Price
                      --------           -----                                          --------           -----
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
----------------------------------------------------                 -------------------------------------------------

----------------------------------------------------                 -------------------------------------------------
Initial Purchase Order                     *                         Initial Purchase Order                  *
Minimum Weekly Pull Rate                   *                         Minimum Weekly Pull Rate                *
Unit price for Initial P.O.               $*                         Unit price for Initial P.O.            $*
Subsequent Purchase Orders                                           Subsequent Purchase Orders
                      Minimum            Unit                                           Minimum            Unit
                      Quantity           Price                                          Quantity           Price
                      --------           -----                                          --------           -----
                         *                $*                                               *                $*
                         *                $*                                               *                $*`
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
----------------------------------------------------                 -------------------------------------------------

----------------------------------------------------                 -------------------------------------------------
Initial Purchase Order                     *                         Initial Purchase Order                  *
Minimum Weekly Pull Rate                   *                         Minimum Weekly Pull Rate                *
Unit price for Initial P.O.               $*                         Unit price for Initial P.O.            $*
Subsequent Purchase Orders                                           Subsequent Purchase Orders
                      Minimum            Unit                                           Minimum            Unit
                      Quantity           Price                                          Quantity           Price
                      --------           -----                                          --------           -----
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
----------------------------------------------------                 -------------------------------------------------

----------------------------------------------------                 -------------------------------------------------
Initial Purchase Order                     *                         Initial Purchase Order                  *
Minimum Weekly Pull Rate                   *                         Minimum Weekly Pull Rate                *
Unit price for Initial P.O.               $*                         Unit price for Initial P.O.            $*
Subsequent Purchase Orders                                           Subsequent Purchase Orders
                      Minimum            Unit                                           Minimum            Unit
                      Quantity           Price                                          Quantity           Price
                      --------           -----                                          --------           -----
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
                         *                $*                                               *                $*
----------------------------------------------------                 -------------------------------------------------

WGT/GDT 2005 Capacitor Pricing Proposal 290CT04                                                  Page 2 of 3
RCR 11/04/04


----------------------------------------------------------------------------------------------------------------------
                                        Option "A" Unit Pricing for Models *
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
               Baseline                          Unit price for Models                  Unit price for Model
        Minimum Units per Year                             *                                      *
        ----------------------                             -                                      -
        * minimum at * per week                           $*                                     $*
        * minimum at * per week                           $*                                     $*
        * minimum at * per week                           $*                                     $*
        * minimum at * per week                           $*                                     $*
        * minimum at * per week                           $*                                     $*
        * minimum at * per week                           $*                                     $*
----------------------------------------------------------------------------------------------------------------------

IV.       Option "B" Terms - Purchase Order-to-Purchase Order
          Pricing for individual models is determined by total order volume for all models indicated on a firm non-cancelable purchase order provided by GDT to WG (Units per Purchase Order).

          1. Pricing for all volumes of individual models is determined by Pricing Table shown below

          2. Minimum order volume quantity per purchase order is set at * units

          3.   A minimum order quantity of * units per model is required

          4. Orders must be * weeks firm. Changes requested by GDT and accepted by WG within the *-week firm period will be subject to a
               * price premium per capacitor

          5. Lead time per order is * weeks and is dependent upon size of order

          6. Volume indicated on all firm purchase orders must be delivered and invoiced to GDT before 31 December 2005

          7. Price premium will apply for non-standard termination or packaging

                              Option "B" Pricing - Unsecured Annual Volume Commitment

---------------------------- ------------------------------- ---------------------------- ----------------------------
     Minimum Units per           Unit price for Models          Unit price for Models        Unit price for Model
      Purchase Order                       *                              *                            *
      --------------                       -                              -                            -
             *                             $*                            $*                           $*
             *                             $*                            $*                           $*
             *                             $*                            $*                           $*
             *                             $*                            $*                           $*
             *                             $*                            $*                           $*
             *                             $*                            $*                           $*
             *                             $*                            $*                           $*
             *                             $*                            $*                           $*
             *                             $*                            $*                           $*
             *                             $*                            $*                           $*
---------------------------- ------------------------------- ---------------------------- ----------------------------

WGT/GDT 2005 Capacitor Pricing Proposal 290CT04                                                  Page 3 of 3
RCR 11/04/04


G U I D A N T                  Purchase Order                                  PO Number  *  Date 12/17/2004  Page 1 of 5

----------------------------------------------------------------------------------------------------------------------------------
Supplier Number:  *            Bill to:                                        Buyer:  Janine Seils
WILSON GREATBATCH LTD.         CPI                                             Telephone: 651/582-4014  FAX: 651/582-6424
10000 WEHRLE DR                4100 Hamline Avenue North, Suite #100
CLARENCE NY 14031              St. Paul, MN 55112-5798  U.S.A                  Authorized/Confirmed by:          Date:
    Telephone:  716 759-6901   For prompt payment, please include the PO number
         FAX:  7167592562      with all shipping/billing documenation.         ------------------------------------
                                                                               Supplier - Please confirm receipt of PO with buyer
                                                                               (contact buyer for acceptable/preferred method of
                                                                                communication)
Currency:  USD                 SHIP TO:
Terms of payment: *            SEE BELOW
Terms of delivery: FOB ORIGIN
                               Unless noted otherwise (at line Item) SHIP VIA:
                               UPS Ground
----------------------------------------------------------------------------------------------------------------------------------

DROP SHIP ALL CAPS ON THIS PO TO *.

CAPS ON THIS PO ARE PER LETTER OF INTENT DATED DEC 6, 2005, BASED ON WET TANTALUM CAPACITOR PRICING PROPOSAL DATED NOV 4, 2004 AND
 NOV 8, 2004.  EXECUTED PRICING/SUPPLY AGREEMENT TO FOLLOW.  THIS PO INCLUDES * WEEKS FIRM ORDERS WITH RELEASES TO FOLLOW.

----------------------------------------------------------------------------------------------------------------------------------
Item     Material       Revision Description                      Order qty.      Unit                      Price     PerUnit
----------------------------------------------------------------------------------------------------------------------------------

     001 *              S        CAP TANT *                                      * EA                           *      1 EA
                                                                  for a Net Value  (this item) of               *    For RESALE

                               ED
                                    BUILDS.
           Remaining quantity split over the following delivery
                                   dates:
                        Qty.     Unit   Deliv. date
                        *        Each                  01/03/2005
                        *        Each                  01/10/2005
                        *        Each                  01/17/2005
                        *        Each                  01/24/2005
                        *        Each                  01/31/2005
                        *        Each                  02/07/2005
                        *        Each                  06/27/2005



G U I D A N T                                Purchase Order                               PO Number  *  Date 12/17/2004  Page 2 of 5

--------------------------------------------------------------------------------------- --------------------------- ------ -------
Item     Material       Revision Description                                 Order qty. Unit                  Price    Per Unit
--------------------------------------------------------------------------------------- --------------------------- ------ -------

     002 *              M        CAP TANT *                                           * EA                        *     1  EA
                                                                        for a Net Value (this item) of            * NON-Taxable



          Remaining quantity split over the following delivery dates:
                        Qty.     Unit   Deliv. date
                        *        Each                       01/03/2005
                        *        Each                       01/10/2005
                        *        Each                       01/17/2005
                        *        Each                       01/24/2005
                        *        Each                       01/31/2005
                        *        Each                       02/07/2005
                        *        Each                       06/27/2005

--------------------------------------------------------------------------------------- --------------------------- ------ -------
Item     Material       Revision Description                                 Order qty. Unit                  Price    Per Unit
--------------------------------------------------------------------------------------- --------------------------- ------ -------

     003 *              M        CAP TANT *                                           * EA                        *     1  EA
                                                                        for a Net Value (this item) of            * For RESALE

          Remaining quantity split over the following delivery dates:
                        Qty.     Unit   Deliv. date
                        *        Each                       01/03/2005
                        *        Each                       01/10/2005
                        *        Each                       01/17/2005
                        *        Each                       01/24/2005
                        *        Each                       01/31/2005
                        *        Each                       02/07/2005
                        *        Each                       06/27/2005

--------------------------------------------------------------------------------------- --------------------------- ------ -------
Item     Material       Revision Description                                 Order qty. Unit                  Price    Per Unit
--------------------------------------------------------------------------------------- --------------------------- ------ -------

     004 *              M        CAP TANT *                                           * EA                        *     1  EA
                                                                        for a Net Value (this item) of            * For RESALE


G U I D A N T                                Purchase Order                            PO Number  *  Date 12/17/2004  Page 3 of 5

----------------------------------------------------------------------------------------------------------------------------------

     Remaining quantity split over the following delivery dates:
          Qty.         Unit       Deliv. date
          *            Each                              01/03/2005
          *            Each                              01/10/2005
          *            Each                              01/17/2005
          *            Each                              01/24/2005
          *            Each                              01/31/2005
          *            Each                              02/07/2005
          *            Each                              06/27/2005

 ---------------------------------------------------------------------------------------------------------------------------------
 Guidant's Supplier Development must be formally notified of all changes to the manufacturing process or design prior to implementation.  Guidant, in conjunction with the supplier, shall determine the effect on form, fit, function and reliability before the change can be approved in writing by Guidant and implemented at the supplier.
 ---------------------------------------------------------------------------------------------------------------------------------

                                                                          Total Net Value excluding tax USD                      *





G U I D A N T                    Purchase Order                                   PO Number  *  Date 12/17/2004  Page 1 of 4

------------------------------ -------------------------------------------------- ------------------------------------------ -------
Supplier Number:  *              Bill to:                                         Buyer:  Janine Seils
WILSON GREATBATCH LTD.           CPI                                              Telephone: 651/582-4014  FAX: 651/582-6424
10000 WEHRLE DR                  4100 Hamline Avenue North, Suite #100
CLARENCE NY 14031                St. Paul, MN 55112-5798  U.S.A                   Authorized/Confirmed by:           Date:
  Telephone:  716 759-6901       For prompt payment, please include the PO number
                                                                                                 --------------------------- -------
         FAX:  7167592562        with all shipping/billing documenation.          Supplier - Please confirm receipt of PO with buyer
                                                                                  (contact buyer for acceptable/preferred method of
                                                                                   communication)
Currency:  USD                   SHIP TO:
Terms of payment: *              SEE BELOW
Terms of delivery: FOB ORIGIN
                                 Unless noted otherwise (at line Item) SHIP VIA:
                                 SURFACE
--------------------------------------------------------------------------------- ------------------------------------------ -------

DROP SHIP ALL CAPS ON THIS PO TO *.

CAPS ON THIS PO ARE PER LETTER OF INTENT DATED DEC 6, 2005, BASED ON WET TANTALUM CAPACITOR PRICING PROPOSAL DATED NOV 4, 2004 AND
 NOV 8, 2004.  EXECUTED PRICING/SUPPLY AGREEMENT TO FOLLOW.  THE MODEL MIX FOR CAPS ON THIS PO ARE ESTIMATES ONLY AND WILL BE
 SCHEDULED BEFORE FIRST DELIVERY, WHICH WILL BE THE FIRST WEEK IN JULY, 2005.

------------------------------------------------------------------------------------- ---------------------------- --------- -------
Item  Material    Revision     Description                                 Order qty. Unit                   Price       Per Unit
------------------------------------------------------------------------------------- ---------------------------- --------- -------

  001 *           S            CAP TANT *                                           * EA                         *        1  EA
                                                                      for a Net Value (this item) of             * For RESALE
      Due on Dock:  12/31/2005

                             ED
                              BUILDS.

------------------------------------------------------------------------------------- ---------------------------- --------- -------
Item  Material    Revision     Description                                 Order qty. Unit                   Price       Per Unit
------------------------------------------------------------------------------------- ---------------------------- --------- -------

  002 *           M            CAP TANT *                                           * EA                         *        1  EA
                                                                      for a Net Value (this item) of             * NON-Taxable
      Due on Dock:  12/31/2005



G U I D A N T                    Purchase Order                                   PO Number  *  Date 12/17/2004  Page 2 of 4